Exhibit 10.3

SCHEDULE OF AGREEMENTS

SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS

TO AGREEMENTS INCORPORATED BY REFERENCE AS

EXHIBITS 10.1 AND 10.2 TO THIS QUARTERLY REPORT ON FORM 10-Q

PURSUANT TO

INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K

Each subsidiary of Ventas, Inc. listed in the schedule below has executed and delivered a Property Lease Agreement dated as of October 19, 2004 (the form of which is incorporated by reference as Exhibit 10.1 to this Quarterly Report on Form 10-Q) with the tenant and with respect to the property listed opposite its name in the schedule below. Such agreements are substantially identical in all material respects with the form of Property Lease Agreement incorporated by reference as Exhibit 10.1 to this Quarterly Report on Form 10-Q.

Landlord	Tenant	Property Name and Address
Brookdale Living Communities of California, LLC	BLC-Atrium of San Jose, L.P.	Atrium at San Jose 1009 Blossom River Way, San Jose, CA, 95123

BLC of Indiana-OL, L.P.	BLC-The Berkshire of Castleton, L.P.	The Berkshire of Castleton 8480 Craig Street, Indianapolis, IN, 46250

Brookdale Living Communities of New Jersey, LLC	BLC-Brendenwood, LLC	Brendenwood 1 Brendenwood Drive, Voorhees, NJ, 08043

BLC of California-San Marcos, L.P.	BLC-Brookdale Place at San Marcos, L.P.	Brookdale Place of San Marcos 1590 W. San Marcos Blvd., San Marcos, CA, 92069

Brookdale Living Communities of Connecticut-WH, LLC	BLC-Chatfield, LLC	Chatfield One Chatfield Drive, West Hartford, CT, 06110

Brookdale Living Communities of Florida-CL, LLC	BLC-Classis at West Palm Beach, LLC	The Classic at West Palm Beach 6100 Common Circle, West Palm Beach, FL, 33417

Brookdale Living Communities of Illinois-Hoffman Estates, LLC	BLC-Devonshire of Hoffman Estates, LLC	Devonshire of Hoffman Estates 1515 Barrington Road, Hoffman Estates, IL, 60194

The Ponds of Pembroke Limited Partnership	BLC-Devonshire of Lisle, LLC	Devonshire of Lisle 1700 Robin Lane, Lisle, IL, 60532

Brookdale Living Communities of Minnesota, LLC	BLC-Edina Park Plaza, LLC	Edina Park Plaza 3330 Edinborough Way, Edina, MN, 55435

Brookdale Living Communities of New York-GB, LLC	BLC-Gables at Brighton, LLC	The Gables at Brighton 2001 S. Clinton Avenue, Rochester, NY, 14618

Brookdale Living Communities of Connecticut, LLC	BLC Gables at Farmington, LLC	Gables at Farmington 20 Devonwood Drive, Farmington, CT, 06032

Brookdale Living Communities of Illinois-2960, LLC	BLC-The Hallmark, LLC	The Hallmark 2960 North Lake Shore Drive, Chicago, IL, 60657

Brookdale Living Communities of Illinois-II, LLC	BLC-Hawthorne Lakes, LLC	Hawthorne Lakes 10 E. Hawthorn Parkway, Vernon Hills, IL, 60061

Landlord	Tenant	Property Name and Address
River Oaks Partners	BLC-The Heritage of Des Plaines, LLC	The Heritage of Des Plaines 800 South River Road, Des Plaines, IL, 60016

Brookdale Living Communities of Illinois-HV, LLC	BLC-Kenwood of Lake View, LLC	Kenwood of Lake View 3121 North Sheridan Road, Chicago, IL, 60657

Brookdale Living Communities of Washington-PP, LLC	BLC-Park Place, LLC	Park Place 601 South Park Road, Spokane, WA, 99212

Brookdale Living Communities of New Mexico-SF, LLC	BLC-Ponce de Leon, LLC	Ponce de Leon 640 Alta Vista, Santa Fe, NM, 87505

Brookdale Living Communities of Massachusetts-RB, LLC	BLC-River Bay Club, LLC	River Bay Club 99 Brackett Street, Quincy, MA, 02169

Brookdale Living Communities of Arizona-EM, LLC	BLC-Springs at East Mesa, LLC	Springs at East Mesa 6220 East Broadway Rd, Mesa, AZ, 85206

Brookdale Living Communities of Illinois-HLAL, LLC	BLC-The Willows, LLC	The Willows 10 E. Hawthorn Parkway, Vernon Hills, IL, 60061

Brookdale Living Communities of California-RC, LLC	BLC-Woodside Terrace, L.P.	Woodside Terrace 485 Woodside Road, Redwood City, CA, 94061

Brookdale Provident Properties, LLC has executed and delivered a Lease Guaranty dated as of October 19, 2004 (the form of which is incorporated by reference as Exhibit 10.2 to this Quarterly Report on Form 10-Q) in favor of each subsidiary of Ventas, Inc. listed in the schedule below with respect to the property listed opposite its name in the schedule below. Such agreements are substantially identical in all material respects with the form of Lease Guaranty incorporated by reference as Exhibit 10.2 to this Quarterly Report on Form 10-Q.

Landlord	Property Name and Address
Brookdale Living Communities of California, LLC	Atrium at San Jose 1009 Blossom River Way, San Jose, CA, 95123

BLC of Indiana-OL, L.P.	The Berkshire of Castleton 8480 Craig Street, Indianapolis, IN, 46250

Brookdale Living Communities of New Jersey, LLC	Brendenwood 1 Brendenwood Drive, Voorhees, NJ, 08043

BLC of California-San Marcos, L.P.	Brookdale Place of San Marcos 1590 W. San Marcos Blvd., San Marcos, CA, 92069

Brookdale Living Communities of Connecticut-WH, LLC	Chatfield One Chatfield Drive, West Hartford, CT, 06110

Brookdale Living Communities of Florida-CL, LLC	The Classic at West Palm Beach 6100 Common Circle, West Palm Beach, FL, 33417

Brookdale Living Communities of Illinois-Hoffman Estates, LLC	Devonshire of Hoffman Estates 1515 Barrington Road, Hoffman Estates, IL, 60194

The Ponds of Pembroke Limited Partnership	Devonshire of Lisle 1700 Robin Lane, Lisle, IL, 60532

Brookdale Living Communities of Minnesota, LLC	Edina Park Plaza 3330 Edinborough Way, Edina, MN, 55435

Brookdale Living Communities of New York-GB, LLC	The Gables at Brighton 2001 S. Clinton Avenue, Rochester, NY, 14618

Brookdale Living Communities of Connecticut, LLC	Gables at Farmington 20 Devonwood Drive, Farmington, CT, 06032

Brookdale Living Communities of Illinois-2960, LLC	The Hallmark 2960 North Lake Shore Drive, Chicago, IL, 60657

Landlord	Property Name and Address
Brookdale Living Communities of Illinois-II, LLC	Hawthorne Lakes 10 E. Hawthorn Parkway, Vernon Hills, IL, 60061
River Oaks Partners	The Heritage of Des Plaines 800 South River Road, Des Plaines, IL, 60016

Brookdale Living Communities of Illinois-HV, LLC	Kenwood of Lake View 3121 North Sheridan Road, Chicago, IL, 60657

Brookdale Living Communities of Washington-PP, LLC	Park Place 601 South Park Road, Spokane, WA, 99212

Brookdale Living Communities of New Mexico-SF, LLC	Ponce de Leon 640 Alta Vista, Santa Fe, NM, 87505

Brookdale Living Communities of Massachusetts-RB, LLC	River Bay Club 99 Brackett Street, Quincy, MA, 02169

Brookdale Living Communities of Arizona-EM, LLC	Springs at East Mesa 6220 East Broadway Rd, Mesa, AZ, 85206

Brookdale Living Communities of Illinois-HLAL, LLC	The Willows 10 E. Hawthorn Parkway, Vernon Hills, IL, 60061

Brookdale Living Communities of California-RC, LLC	Woodside Terrace 485 Woodside Road, Redwood City, CA, 94061